SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               Form 8-K

                            Current Report


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 14, 1996


                        CCB FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)


   North Carolina             0-12358              56-1347849
  (State or other      (Commission File No.)    (IRS Employer
  jurisdiction of                              Identification No.)
  incorporation)

      111 Corcoran Street, Post Office Box 931, Durham, NC 27702
               (Address of principal executive offices)


Registrant's telephone number, including area code (919) 683-7777


                              N/A
               (Former name or former address, if
                    changed since last report)
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Item 5.  Other Events

On May 14, 1996, the Corporation jointly announced with Salem Trust Bank of Winston-Salem, North Carolina the signing of a letter of intent whereby Salem Trust would be acquired by the Corporation. Salem Trust's operations will become part of Central Carolina Bank and Trust, the Corporation's lead bank.


Item 7.  Financial Statements and Exhibits

Financial Statements

   None

Exhibits

   Exhibit 99            Press Release dated May 14, 1996
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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CCB FINANCIAL CORPORATION
                                   Registrant


Date:  May 17, 1996                By:  /s/ W. HAROLD PARKER, JR.
                                         W. Harold Parker, Jr.
                                          Senior Vice President
                                          and Controller

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